Exhibit 99.2

American Financial Group, Inc.

Investor Supplement - First Quarter 2025

May 6, 2025

American Financial Group, Inc.

Corporate Headquarters

Great American Insurance Group Tower

301 E Fourth Street

Cincinnati, OH 45202

513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - First Quarter 2025

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Highlights
Net earnings	$154	$255	$181	$209	$242	$887	$852
Core net operating earnings	152	262	194	215	231	902	895
Total assets	30,294	30,836	32,591	29,913	30,001	30,836	29,787
Shareholders’ equity, excluding AOCI (a)	4,571	4,706	4,844	4,715	4,555	4,706	4,577
Property and Casualty net written premiums	1,611	1,460	2,353	1,692	1,634	7,139	6,692
Per share data
Diluted earnings per share	$1.84	$3.03	$2.16	$2.49	$2.89	$10.57	$10.05
Core net operating earnings per share	1.81	3.12	2.31	2.56	2.76	10.75	10.56
Book value per share, excluding AOCI (a)	54.63	56.03	57.71	56.19	54.32	56.03	54.72
Dividends per common share	2.80	4.80	0.71	0.71	3.21	9.43	8.10
Financial ratios
Annualized return on equity (b)	13.3%	21.3%	15.2%	18.0%	21.2%	19.0%	18.8%
Annualized core operating return on equity (b)	13.1%	21.9%	16.2%	18.5%	20.2%	19.3%	19.8%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	61.0%	63.7%	69.5%	59.1%	58.6%	63.3%	61.5%
Underwriting expense ratio	33.0%	25.3%	24.8%	31.4%	31.5%	27.9%	28.8%

Combined ratio - Specialty	94.0%	89.0%	94.3%	90.5%	90.1%	91.2%	90.3%

(a)	A reconciliation to the GAAP measure is on page 12.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Property and Casualty Insurance
Underwriting profit	$94	$202	$115	$150	$153	$620	$631
Net investment income	170	195	195	189	205	784	729
Other income (expense)	(18)	(19)	(19)	(20)	(18)	(76)	(56)

Property and Casualty Insurance operating earnings	246	378	291	319	340	1,328	1,304
Interest expense of parent holding companies	(19)	(19)	(19)	(19)	(19)	(76)	(76)
Other expense	(33)	(29)	(27)	(27)	(31)	(114)	(101)

Pretax core operating earnings	194	330	245	273	290	1,138	1,127
Income tax expense	42	68	51	58	59	236	232

Core net operating earnings	152	262	194	215	231	902	895
Non-core items, net of tax:
Realized gains (losses) on securities	2	(7)	(2)	(2)	11	—	(28)
Realized loss on subsidiaries	—	—	—	(4)	—	(4)	(4)
Special A&E charges - Former Railroad and Manufacturing operations	—	—	(11)	—	—	(11)	(12)
Gain (loss) on retirement of debt	—	—	—	—	—	—	1

Net earnings	$154	$255	$181	$209	$242	$887	$852

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Core net operating earnings	$152	$262	$194	$215	$231	$902	$895

Net earnings	$154	$255	$181	$209	$242	$887	$852

Average number of diluted shares	83.842	83.966	83.939	83.912	83.795	83.903	84.774
Diluted earnings per share:
Core net operating earnings per share	$1.81	$3.12	$2.31	$2.56	$2.76	$10.75	$10.56
Realized gains (losses) on securities	0.03	(0.09)	(0.02)	(0.02)	0.13	—	(0.33)
Realized loss on subsidiaries	—	—	—	(0.05)	—	(0.05)	(0.04)
Special A&E charges - Former Railroad and Manufacturing operations	—	—	(0.13)	—	—	(0.13)	(0.15)
Gain (loss) on retirement of debt	—	—	—	—	—	—	0.01

Diluted earnings per share	$1.84	$3.03	$2.16	$2.49	$2.89	$10.57	$10.05

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Property and Transportation	$37	$81	$33	$40	$60	$214	$174
Specialty Casualty	20	69	63	86	61	279	348
Specialty Financial	37	54	21	25	33	133	111

Underwriting profit - Specialty	94	204	117	151	154	626	633
Other core charges, included in loss and LAE	—	(2)	(2)	(1)	(1)	(6)	(2)

Underwriting profit - Property and Casualty Insurance	$94	$202	$115	$150	$153	$620	$631

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$1	$2	$3
Catastrophe losses	72	20	90	36	34	180	162

Total current accident year catastrophe losses	$72	$21	$90	$36	$35	$182	$165

Prior year loss reserve development (favorable) / adverse	$(20)	$36	$(15)	$(35)	$(50)	$(64)	$(224)

Combined ratio:
Property and Transportation	92.5%	89.5%	96.8%	92.7%	88.5%	92.4%	93.1%
Specialty Casualty	97.6%	91.4%	92.1%	89.1%	92.2%	91.2%	88.8%
Specialty Financial	87.0%	80.7%	92.3%	89.7%	86.6%	87.2%	87.2%
Combined ratio - Specialty	94.0%	89.0%	94.3%	90.5%	90.1%	91.2%	90.3%
Other core charges	0.1%	0.1%	0.1%	0.0%	0.0%	0.0%	0.1%

Combined ratio	94.1%	89.1%	94.4%	90.5%	90.1%	91.2%	90.4%

P&C combined ratio excl. catastrophe losses and prior year reserve development	90.8%	86.1%	90.7%	90.5%	91.1%	89.6%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	57.8%	60.8%	65.9%	59.1%	59.6%	61.7%	62.4%
Prior accident year loss reserve development	(1.3%)	1.9%	(0.7%)	(2.2%)	(3.2%)	(0.9%)	(3.4%)
Current accident year catastrophe losses	4.6%	1.1%	4.4%	2.2%	2.2%	2.5%	2.6%

Loss and LAE ratio	61.1%	63.8%	69.6%	59.1%	58.6%	63.3%	61.6%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Gross written premiums	$2,291	$2,043	$3,748	$2,406	$2,336	$10,533	$9,656
Ceded reinsurance premiums	(680)	(583)	(1,395)	(714)	(702)	(3,394)	(2,964)

Net written premiums	1,611	1,460	2,353	1,692	1,634	7,139	6,692
Change in unearned premiums	(31)	390	(298)	(107)	(88)	(103)	(161)

Net earned premiums	1,580	1,850	2,055	1,585	1,546	7,036	6,531
Loss and LAE	965	1,179	1,428	936	906	4,449	4,015
Underwriting expense	521	467	510	498	486	1,961	1,883

Underwriting profit	$94	$204	$117	$151	$154	$626	$633

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$1	$2	$3
Catastrophe losses	72	20	90	36	34	180	162

Total current accident year catastrophe losses	$72	$21	$90	$36	$35	$182	$165

Prior year loss reserve development (favorable) / adverse	$(20)	$34	$(17)	$(36)	$(51)	$(70)	$(226)

Combined ratio:
Loss and LAE ratio	61.0%	63.7%	69.5%	59.1%	58.6%	63.3%	61.5%
Underwriting expense ratio	33.0%	25.3%	24.8%	31.4%	31.5%	27.9%	28.8%

Combined ratio	94.0%	89.0%	94.3%	90.5%	90.1%	91.2%	90.3%

Combined ratio excl. catastrophe losses and prior year reserve development	90.8%	86.1%	90.7%	90.5%	91.1%	89.6%	91.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	57.8%	60.8%	65.9%	59.1%	59.6%	61.7%	62.4%
Prior accident year loss reserve development	(1.3%)	1.8%	(0.8%)	(2.3%)	(3.3%)	(1.0%)	(3.4%)
Current accident year catastrophe losses	4.5%	1.1%	4.4%	2.3%	2.3%	2.6%	2.5%

Loss and LAE ratio	61.0%	63.7%	69.5%	59.1%	58.6%	63.3%	61.5%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Gross written premiums	$897	$585	$2,107	$1,084	$959	$4,735	$4,146
Ceded reinsurance premiums	(334)	(177)	(956)	(394)	(362)	(1,889)	(1,560)

Net written premiums	563	408	1,151	690	597	2,846	2,586
Change in unearned premiums	(63)	357	(162)	(138)	(77)	(20)	(36)

Net earned premiums	500	765	989	552	520	2,826	2,550
Loss and LAE	311	531	784	351	306	1,972	1,773
Underwriting expense	152	153	172	161	154	640	603

Underwriting profit	$37	$81	$33	$40	$60	$214	$174

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$1	$—	$—	$—	$1	$2
Catastrophe losses	10	9	34	13	9	65	54

Total current accident year catastrophe losses	$10	$10	$34	$13	$9	$66	$56

Prior year loss reserve development (favorable) / adverse	$(19)	$(2)	$(14)	$(34)	$(46)	$(96)	$(82)

Combined ratio:
Loss and LAE ratio	62.1%	69.5%	79.4%	63.7%	58.7%	69.8%	69.5%
Underwriting expense ratio	30.4%	20.0%	17.4%	29.0%	29.8%	22.6%	23.6%

Combined ratio	92.5%	89.5%	96.8%	92.7%	88.5%	92.4%	93.1%

Combined ratio excl. catastrophe losses and prior year reserve development	94.4%	88.5%	94.5%	96.6%	95.6%	93.5%	94.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	64.0%	68.5%	77.1%	67.6%	65.8%	70.9%	70.6%
Prior accident year loss reserve development	(3.9%)	(0.2%)	(1.3%)	(6.3%)	(8.8%)	(3.4%)	(3.2%)
Current accident year catastrophe losses	2.0%	1.2%	3.6%	2.4%	1.7%	2.3%	2.1%

Loss and LAE ratio	62.1%	69.5%	79.4%	63.7%	58.7%	69.8%	69.5%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Gross written premiums	$1,068	$1,126	$1,297	$1,023	$1,097	$4,543	$4,368
Ceded reinsurance premiums	(296)	(353)	(380)	(270)	(294)	(1,297)	(1,199)

Net written premiums	772	773	917	753	803	3,246	3,169
Change in unearned premiums	22	32	(120)	38	(20)	(70)	(57)

Net earned premiums	794	805	797	791	783	3,176	3,112
Loss and LAE	536	541	519	483	502	2,045	1,914
Underwriting expense	238	195	215	222	220	852	850

Underwriting profit	$20	$69	$63	$86	$61	$279	$348

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$1	$1	$1
Catastrophe losses	27	(6)	17	5	18	34	58

Total current accident year catastrophe losses	$27	$(6)	$17	$5	$19	$35	$59

Prior year loss reserve development (favorable) / adverse	$12	$44	$6	$(2)	$(11)	$37	$(111)

Combined ratio:
Loss and LAE ratio	67.6%	67.2%	65.1%	61.0%	64.2%	64.4%	61.5%
Underwriting expense ratio	30.0%	24.2%	27.0%	28.1%	28.0%	26.8%	27.3%

Combined ratio	97.6%	91.4%	92.1%	89.1%	92.2%	91.2%	88.8%

Combined ratio excl. catastrophe losses and prior year reserve development	92.6%	86.7%	89.3%	88.7%	91.2%	88.9%	90.5%

Loss and LAE components:
Current accident year, excluding catastrophe losses	62.6%	62.5%	62.3%	60.6%	63.2%	62.1%	63.2%
Prior accident year loss reserve development	1.6%	5.4%	0.7%	(0.2%)	(1.4%)	1.2%	(3.6%)
Current accident year catastrophe losses	3.4%	(0.7%)	2.1%	0.6%	2.4%	1.1%	1.9%

Loss and LAE ratio	67.6%	67.2%	65.1%	61.0%	64.2%	64.4%	61.5%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Gross written premiums	$326	$332	$344	$299	$280	$1,255	$1,142
Ceded reinsurance premiums	(50)	(53)	(59)	(50)	(46)	(208)	(205)

Net written premiums	276	279	285	249	234	1,047	937
Change in unearned premiums	10	1	(16)	(7)	9	(13)	(68)

Net earned premiums	286	280	269	242	243	1,034	869
Loss and LAE	118	107	125	102	98	432	328
Underwriting expense	131	119	123	115	112	469	430

Underwriting profit	$37	$54	$21	$25	$33	$133	$111

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe losses	35	17	39	18	7	81	50

Total current accident year catastrophe losses	$35	$17	$39	$18	$7	$81	$50

Prior year loss reserve development (favorable) / adverse	$(13)	$(8)	$(9)	$—	$6	$(11)	$(33)

Combined ratio:
Loss and LAE ratio	41.1%	38.1%	46.5%	42.1%	40.5%	41.8%	37.8%
Underwriting expense ratio	45.9%	42.6%	45.8%	47.6%	46.1%	45.4%	49.4%

Combined ratio	87.0%	80.7%	92.3%	89.7%	86.6%	87.2%	87.2%

Combined ratio excl. catastrophe losses and prior year reserve development	79.7%	77.5%	81.2%	82.4%	81.0%	80.4%	85.2%

Loss and LAE components:
Current accident year, excluding catastrophe losses	33.8%	34.9%	35.4%	34.8%	34.9%	35.0%	35.8%
Prior accident year loss reserve development	(4.6%)	(2.9%)	(3.2%)	0.0%	2.4%	(1.0%)	(3.7%)
Current accident year catastrophe losses	11.9%	6.1%	14.3%	7.3%	3.2%	7.8%	5.7%

Loss and LAE ratio	41.1%	38.1%	46.5%	42.1%	40.5%	41.8%	37.8%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
Assets:
Total cash and investments	$15,994	$15,852	$15,741	$15,261	$15,254	$15,263
Recoverables from reinsurers	4,945	5,176	5,217	4,157	4,510	4,477
Prepaid reinsurance premiums	1,105	1,013	1,346	1,143	1,078	961
Agents’ balances and premiums receivable	1,589	1,532	1,995	1,909	1,606	1,471
Deferred policy acquisition costs	316	320	340	328	309	309
Assets of managed investment entities	3,848	4,140	4,332	4,695	4,669	4,484
Other receivables	855	1,123	1,989	758	958	1,171
Other assets	1,337	1,375	1,326	1,357	1,312	1,346
Goodwill	305	305	305	305	305	305

Total assets	$30,294	$30,836	$32,591	$29,913	$30,001	$29,787

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$13,970	$14,179	$14,206	$12,607	$13,050	$13,087
Unearned premiums	3,710	3,584	4,320	3,816	3,650	3,451
Payable to reinsurers	1,028	1,191	1,620	1,176	1,078	1,186
Liabilities of managed investment entities	3,726	3,965	4,168	4,536	4,468	4,307
Long-term debt	1,476	1,475	1,475	1,475	1,475	1,475
Other liabilities	1,992	1,976	2,094	1,919	2,040	2,023

Total liabilities	$25,902	$26,370	$27,883	$25,529	$25,761	$25,529
Shareholders’ equity:
Common stock	$84	$84	$84	$84	$84	$84
Capital surplus	1,409	1,411	1,400	1,392	1,382	1,372
Retained earnings	3,078	3,211	3,360	3,239	3,089	3,121
Unrealized gains (losses) - fixed maturities	(141)	(202)	(100)	(290)	(278)	(287)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(7)	(10)	(7)	(20)	(22)	(17)
Other comprehensive income (loss), net of tax	(31)	(28)	(29)	(21)	(15)	(15)

Total shareholders’ equity	4,392	4,466	4,708	4,384	4,240	4,258

Total liabilities and equity	$30,294	$30,836	$32,591	$29,913	$30,001	$29,787

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
Shareholders’ equity	$4,392	$4,466	$4,708	$4,384	$4,240	$4,258
Accumulated other comprehensive income (loss)	(179)	(240)	(136)	(331)	(315)	(319)

Shareholders’ equity, excluding AOCI	4,571	4,706	4,844	4,715	4,555	4,577
Goodwill	305	305	305	305	305	305
Intangibles	198	203	199	204	208	213

Tangible shareholders’ equity, excluding AOCI	$4,068	$4,198	$4,340	$4,206	$4,042	$4,059

Common shares outstanding	83.668	83.978	83.923	83.897	83.857	83.636
Book value per share:
Book value per share	$52.50	$53.18	$56.10	$52.25	$50.57	$50.91
Book value per share, excluding AOCI	54.63	56.03	57.71	56.19	54.32	54.72
Tangible, excluding AOCI	48.62	49.98	51.72	50.13	48.20	48.52
Market capitalization
AFG’s closing common share price	$131.34	$136.93	$134.60	$123.02	$136.48	$118.89
Market capitalization	$10,989	$11,499	$11,296	$10,321	$11,445	$9,943
Price / Book value per share, excluding AOCI	2.40	2.44	2.33	2.19	2.51	2.17

American Financial Group, Inc. Capitalization ($ in millions)

	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
AFG senior obligations	$823	$823	$823	$823	$823	$823
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$823	$823	$823	$823	$823	$823
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,498	$1,498	$1,498	$1,498	$1,498	$1,498
Shareholders’ equity	4,392	4,466	4,708	4,384	4,240	4,258
Accumulated other comprehensive income (loss)	(179)	(240)	(136)	(331)	(315)	(319)

Total capital, excluding AOCI	$6,069	$6,204	$6,342	$6,213	$6,053	$6,075

Ratio of debt to total capital, excluding AOCI:
Including subordinated debt	24.7%	24.1%	23.6%	24.1%	24.7%	24.7%
Excluding subordinated debt	13.6%	13.3%	13.0%	13.2%	13.6%	13.5%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Property and Casualty Insurance
Paid Losses (GAAP)	$967	$1,179	$897	$969	$989	$4,034	$3,426

	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/23
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$5,853	$5,962	$6,150	$5,919	$5,780	$5,710
Parent and other subsidiaries	(1,282)	(1,256)	(1,306)	(1,204)	(1,225)	(1,133)

AFG GAAP Equity (excluding AOCI)	$4,571	$4,706	$4,844	$4,715	$4,555	$4,577

Allowable dividends without regulatory approval
Property and Casualty Insurance	$1,004	$1,004	$946	$946	$946	$946

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - March 31, 2025
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,034	$242	$—	$1,276	8%
Fixed maturities - Available for sale	10,534	34	—	10,568	66%
Fixed maturities - Trading	71	—	—	71	0%
Equity securities - Common stocks	341	—	—	341	2%
Equity securities - Perpetual preferred	429	—	—	429	3%
Investments accounted for using the equity method	2,324	2	—	2,326	15%
Mortgage loans	827	—	—	827	5%
Real estate and other investments	178	100	(122)	156	1%

Total cash and investments	$15,738	$378	$(122)	$15,994	100%

	Carrying Value - December 31, 2024
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,105	$301	$—	$1,406	9%
Fixed maturities - Available for sale	10,356	42	—	10,398	66%
Fixed maturities - Trading	76	—	—	76	0%
Equity securities - common stocks	336	—	—	336	2%
Equity securities - perpetual preferred	415	—	—	415	3%
Investments accounted for using the equity method	2,275	2	—	2,277	14%
Mortgage loans	791	—	—	791	5%
Real estate and other investments	229	98	(174)	153	1%

Total cash and investments	$15,583	$443	$(174)	$15,852	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$137	$134	$134	$133	$131	$532	$481
Equity securities	6	9	6	7	7	29	32
Other investments (a)	21	24	25	21	17	87	69

Gross investment income excluding alternative investments	164	167	165	161	155	648	582
Gross investment income from alternative investments (b)	12	33	36	33	56	158	163

Total gross investment income	176	200	201	194	211	806	745
Investment expenses	(6)	(5)	(6)	(5)	(6)	(22)	(16)

Total net investment income	$170	$195	$195	$189	$205	$784	$729

Average cash and investments (c)	$15,881	$15,718	$15,447	$15,346	$15,331	$15,479	$14,753

Average yield - fixed maturities before inv expenses (d)	5.13%	5.09%	5.06%	5.04%	4.93%	5.02%	4.67%
Average yield - overall portfolio, net (d)	4.28%	4.96%	5.05%	4.93%	5.35%	5.06%	4.94%
AFG consolidated net investment income:
Property & Casualty core	$170	$195	$195	$189	$205	$784	$729
Parent & other	5	7	7	8	7	29	40
Consolidate CLOs	(2)	(8)	(2)	(9)	(14)	(33)	(27)

Total net investment income	$173	$194	$200	$188	$198	$780	$742

Average cash and investments (c)	$16,140	$15,987	$15,748	$15,617	$15,616	$15,767	$15,254

Average yield - overall portfolio, net (d)	4.29%	4.85%	5.08%	4.82%	5.07%	4.95%	4.86%
Average yield - fixed maturities before inv expenses (d)	5.13%	5.10%	5.08%	5.06%	4.95%	5.04%	4.70%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.

(b)	Investment income on alternative investments is detailed on page 17.

(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.

(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Twelve Months Ended
	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	12/31/24	12/31/23
Property and Casualty Insurance:
Net Investment Income
Fixed maturities MTM through investment income	$(3)	$12	$8	$1	$1	$22	$(1)
Equity securities MTM through investment income (a)	—	12	20	9	16	57	38
Investments accounted for using the equity method (b)	13	1	6	14	25	46	99
AFG managed CLOs (eliminated in consolidation)	2	8	2	9	14	33	27

Total Property & Casualty	$12	$33	$36	$33	$56	$158	$163

Investments
Fixed maturities MTM through investment income	$50	$75	$51	$32	$18	$75	$17
Equity securities MTM through investment income (a)	232	222	563	544	494	222	440
Investments accounted for using the equity method (b)	2,324	2,275	1,909	1,880	1,846	2,275	1,812
AFG managed CLOs (eliminated in consolidation)	122	174	163	158	199	174	175

Total Property & Casualty	$2,728	$2,746	$2,686	$2,614	$2,557	$2,746	$2,444

Annualized Return - Property & Casualty	1.8%	4.9%	5.4%	5.1%	9.0%	6.1%	7.0%
AFG Consolidated:
Net Investment Income
Fixed maturities MTM through investment income	$(3)	$12	$8	$1	$1	$22	$(1)
Equity securities MTM through investment income (a)	—	12	20	9	16	57	38
Investments accounted for using the equity method (b)	13	1	6	14	25	46	99
AFG managed CLOs (eliminated in consolidation)	2	8	2	9	14	33	27

Total AFG Consolidated	$12	$33	$36	$33	$56	$158	$163

Investments
Fixed maturities MTM through investment income	$50	$75	$51	$32	$18	$75	$17
Equity securities MTM through investment income (a)	232	222	563	544	494	222	440
Investments accounted for using the equity method (b)	2,326	2,277	1,911	1,882	1,848	2,277	1,814
AFG managed CLOs (eliminated in consolidation)	122	174	163	158	199	174	175

Total AFG Consolidated	$2,730	$2,748	$2,688	$2,616	$2,559	$2,748	$2,446

Annualized Return - AFG Consolidated	1.8%	4.9%	5.4%	5.1%	8.9%	6.1%	7.0%

(a)	AFG records holding gains and losses in net investment income on certain securities classified at purchase as “fair value through net investment income.”
(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

March 31, 2025	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$182	$180	$(2)	2%	1%
States, municipalities and political subdivisions	921	875	(46)	8%	5%
Foreign government	293	297	4	3%	2%
Residential mortgage-backed securities	2,222	2,118	(104)	20%	13%
Commercial mortgage-backed securities	41	41	—	0%	0%
Collateralized loan obligations	1,246	1,241	(5)	12%	8%
Other asset-backed securities	2,414	2,381	(33)	22%	15%
Corporate and other bonds	3,499	3,506	7	33%	22%

Total AFG consolidated	$10,818	$10,639	$(179)	100%	66%

Approximate duration - P&C	3.0 years
Approximate duration - P&C including cash	2.8 years
December 31, 2024	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$176	$173	$(3)	2%	1%
States, municipalities and political subdivisions	905	859	(46)	8%	5%
Foreign government	283	284	1	3%	2%
Residential mortgage-backed securities	2,121	1,989	(132)	19%	13%
Commercial mortgage-backed securities	51	51	—	0%	0%
Collateralized loan obligations	1,239	1,237	(2)	12%	8%
Other asset-backed securities	2,406	2,356	(50)	22%	15%
Corporate and other bonds	3,548	3,525	(23)	34%	22%

Total AFG consolidated	$10,729	$10,474	$(255)	100%	66%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.8 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 3/31/2025 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$359	$269	$1,795	$36	$1,187	$809	$13	$4,468	42%
AA	180	468	10	130	4	49	312	173	1,326	13%
A	—	38	8	69	1	4	666	912	1,698	16%
BBB	—	8	10	34	—	—	523	1,997	2,572	24%

Subtotal - Investment grade	180	873	297	2,028	41	1,240	2,310	3,095	10,064	95%
BB	—	—	—	2	—	—	6	191	199	2%
B	—	—	—	2	—	—	2	29	33	0%
CCC, CC, C	—	—	—	28	—	—	2	11	41	0%
D	—	—	—	—	—	—	—	9	9	0%

Subtotal - Non-Investment grade	—	—	—	32	—	—	10	240	282	2%
Not Rated (b)	—	2	—	58	—	1	61	171	293	3%

Total	$180	$875	$297	$2,118	$41	$1,241	$2,381	$3,506	$10,639	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$180	$862	$241	$2,018	$41	$1,229	$1,787	$1,111	$7,469	72%
2	—	8	—	23	—	—	511	1,990	2,532	24%

Subtotal	180	870	241	2,041	41	1,229	2,298	3,101	10,001	96%
3	—	—	—	2	—	—	5	211	218	2%
4	—	—	—	—	—	—	1	40	41	1%
5	—	—	—	13	—	—	3	98	114	1%
6	—	—	—	2	—	—	2	11	15	0%

Subtotal	—	—	—	17	—	—	11	360	388	4%
Total insurance companies	$180	$870	$241	$2,058	$41	$1,229	$2,309	$3,461	$10,389	100%

No NAIC designation (c)	—	—	—	—	—	1	25	11	37
Non-Insurance and Foreign Companies (d)	—	5	56	60	—	11	47	34	213

Total	$180	$875	$297	$2,118	$41	$1,241	$2,381	$3,506	$10,639

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 54% are NAIC 1 and 41% do not have a designation.

For Corp/Oth, 13% are NAIC 1, 16% NAIC 2 and 50% NAIC 5.

For Total, 31% are NAIC 1, 10% NAIC 2, 34% NAIC 5 and 12% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2024 ($ in millions)

	Fair Value by Type
Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$342	$264	$1,717	$39	$1,166	$817	$14	$4,359	42%
AA	173	469	9	92	11	66	294	175	1,289	12%
A	—	38	5	69	1	4	648	925	1,690	16%
BBB	—	8	6	20	—	—	519	1,990	2,543	24%

Subtotal - Investment grade	173	857	284	1,898	51	1,236	2,278	3,104	9,881	94%
BB	—	—	—	2	—	—	7	167	176	2%
B	—	—	—	2	—	—	2	33	37	0%
CCC, CC, C	—	—	—	28	—	—	3	14	45	1%
D	—	—	—	—	—	—	—	12	12	0%

Subtotal - Non-Investment grade	—	—	—	32	—	—	12	226	270	3%
Not Rated (b)	—	2	—	59	—	1	66	195	323	3%

Total	$173	$859	$284	$1,989	$51	$1,237	$2,356	$3,525	$10,474	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$173	$846	$237	$1,898	$51	$1,220	$1,759	$1,119	$7,303	71%
2	—	8	—	20	—	—	508	1,988	2,524	25%

Subtotal	173	854	237	1,918	51	1,220	2,267	3,107	9,827	96%
3	—	—	—	8	—	—	7	172	187	2%
4	—	—	—	—	—	—	2	59	61	1%
5	—	—	—	6	—	—	4	127	137	1%
6	—	—	—	1	—	—	2	16	19	0%

Subtotal	—	—	—	15	—	—	15	374	404	4%
Total insurance companies	$173	$854	$237	$1,933	$51	$1,220	$2,282	$3,481	$10,231	100%

No NAIC designation (c)	—	—	—	—	—	1	25	8	34
Non-Insurance and Foreign Companies (d)	—	5	47	56	—	16	49	36	209

Total	$173	$859	$284	$1,989	$51	$1,237	$2,356	$3,525	$10,474

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 57% are NAIC 1 and 38% do not have a designation.

For Corp/Oth, 9% are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.

For Total, 29% are NAIC 1, 8% NAIC 2, 10% NAIC 4, 37% NAIC 5 and 11% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 3/31/2025 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	REITs	Healthcare	Retailers	Basic Industry	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2	$13	0%
AA	5	—	44	23	5	32	37	—	—	14	10	—	—	—	3	173	5%
A	36	188	152	28	128	62	54	88	52	25	17	11	35	3	33	912	26%
BBB	786	246	52	173	93	92	63	69	76	38	43	83	48	34	101	1,997	57%

Subtotal	827	434	248	235	226	186	154	157	128	77	70	94	83	37	139	3,095	88%
BB	24	7	—	4	—	2	23	18	6	5	36	33	1	23	9	191	6%
B	4	2	—	2	—	—	8	—	—	5	—	—	3	3	2	29	1%
CCC, CC, C	—	—	—	2	—	—	—	—	—	9	—	—	—	—	—	11	0%
D	—	—	—	—	—	—	—	—	—	—	9	—	—	—	—	9	0%

Subtotal	28	9	—	8	—	2	31	18	6	19	45	33	4	26	11	240	7%
Not Rated (b)	—	3	7	12	—	31	12	1	6	43	14	—	20	20	2	171	5%

Total	$855	$446	$255	$255	$226	$219	$197	$176	$140	$139	$129	$127	$107	$83	$152	$3,506	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Insurance	Technology	Utilities	Other Financials	Consumer	Autos	REITs	Healthcare	Retailers	Basic Industry	Capital Goods	Media	Other	Total	% Total
1	$41	$185	$194	$61	$133	$108	$93	$88	$52	$42	$27	$11	$37	$3	$36	$1,111	32%
2	772	247	51	169	91	91	70	68	76	50	43	81	46	32	103	1,990	58%

Subtotal	813	432	245	230	224	199	163	156	128	92	70	92	83	35	139	3,101	90%
3	34	7	—	5	—	4	24	18	6	16	36	27	2	23	9	211	6%
4	4	2	—	12	—	—	5	—	—	5	—	4	3	3	2	40	1%
5	—	—	—	3	—	10	2	—	6	25	14	1	18	20	(1)	98	3%
6	—	—	—	—	—	1	1	—	—	—	9	—	—	—	—	11	0%

Subtotal	38	9	—	20	—	15	32	18	12	46	59	32	23	46	10	360	10%
Total insurance companies	$851	$441	$245	$250	$224	$214	$195	$174	$140	$138	$129	$124	$106	$81	$149	$3,461	100%

No NAIC designation (c)	—	—	7	—	—	4	—	—	—	—	—	—	—	—	—	11
Non-Insurance and Foreign Companies	4	5	3	5	2	1	2	2	—	1	—	3	1	2	3	34

Total	$855	$446	$255	$255	$226	$219	$197	$176	$140	$139	$129	$127	$107	$83	$152	$3,506

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	13% of not rated securities are NAIC 1, 16% NAIC 2 and 50% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2024 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$14	0%
AA	5	—	22	44	32	5	39	—	14	—	—	10	—	—	4	175	5%
A	40	186	28	150	67	122	56	95	30	47	11	17	40	3	33	925	26%
BBB	767	242	172	51	83	92	64	68	31	75	110	38	47	45	105	1,990	57%

Subtotal	812	428	233	245	182	219	159	163	75	122	121	65	87	48	145	3,104	88%
BB	24	6	8	—	2	—	22	5	5	6	13	36	1	30	9	167	5%
B	4	2	2	—	—	—	11	—	9	—	—	—	4	—	1	33	1%
CCC, CC, C	—	—	2	—	—	—	—	—	12	—	—	—	—	—	—	14	0%
D	—	—	—	—	—	—	—	—	—	—	—	12	—	—	—	12	0%

Subtotal	28	8	12	—	2	—	33	5	26	6	13	48	5	30	10	226	6%
Not Rated (b)	—	—	16	7	43	—	12	2	47	8	—	15	23	20	2	195	6%

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Other Financials	Utilities	Consumer	Autos	Healthcare	REITs	Basic Industry	Retailers	Capital Goods	Media	Other	Total	% Total
1	$45	$183	$61	$191	$113	$127	$94	$95	$46	$47	$11	$27	$40	$3	$36	$1,119	32%
2	763	239	168	50	83	90	71	66	43	75	107	37	47	44	105	1,988	57%

Subtotal	808	422	229	241	196	217	165	161	89	122	118	64	87	47	141	3,107	89%
3	24	6	8	1	4	—	27	5	6	6	8	36	2	30	9	172	5%
4	4	2	12	—	—	—	6	2	24	—	4	—	4	—	1	59	2%
5	—	—	7	—	24	—	2	—	28	8	1	15	21	20	1	127	4%
6	—	—	—	—	2	—	1	—	—	—	—	12	—	—	1	16	0%

Subtotal	28	8	27	1	30	—	36	7	58	14	13	63	27	50	12	374	11%
Total insurance companies	$836	$430	$256	$242	$226	$217	$201	$168	$147	$136	$131	$127	$114	$97	$153	$3,481	100%

No NAIC designation (c)	—	—	—	7	1	—	—	—	—	—	—	—	—	—	—	8
Non-Insurance and Foreign Companies	4	6	5	3	—	2	3	2	1	—	3	1	1	1	4	36

Total	$840	$436	$261	$252	$227	$219	$204	$170	$148	$136	$134	$128	$115	$98	$157	$3,525

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	9% of not rated securities are NAIC 1, 12% NAIC 2, 15% NAIC 4 and 57% NAIC 5.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 3/31/2025 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	TruPS	Triple Net Lease	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$233	$80	$198	$—	$7	$—	$123	$69	$99	$809	34%
AA	76	—	149	15	29	3	20	—	—	20	312	13%
A	10	—	3	17	162	141	69	—	—	264	666	28%
BBB	430	—	—	—	6	21	1	—	—	65	523	22%

Subtotal	516	233	232	230	197	172	90	123	69	448	2,310	97%
BB	—	—	—	—	—	4	1	—	—	1	6	0%
B	—	—	—	—	—	1	1	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	2	—	—	—	—	2	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	7	2	—	—	1	10	0%
Not Rated (b)	—	—	—	—	—	3	33	—	—	25	61	3%

Total	$516	$233	$232	$230	$197	$182	$125	$123	$69	$474	$2,381	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	TruPS	Triple Net Lease	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$86	$218	$229	$227	$188	$149	$122	$120	$67	$381	$1,787	77%
2	419	—	—	—	6	21	1	—	—	64	511	22%

Subtotal	505	218	229	227	194	170	123	120	67	445	2,298	99%
3	—	—	—	—	—	3	2	—	—	—	5	1%
4	—	—	—	—	—	1	—	—	—	—	1	0%
5	—	—	—	—	—	3	—	—	—	—	3	0%
6	—	—	—	—	—	2	—	—	—	—	2	0%

Subtotal	—	—	—	—	—	9	2	—	—	—	11	1%
Total insurance companies	$505	$218	$229	$227	$194	$179	$125	$120	$67	$445	$2,309	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	25	25
Non-Insurance and Foreign Companies	11	15	3	3	3	3	—	3	2	4	47

Total	$516	$233	$232	$230	$197	$182	$125	$123	$69	$474	$2,381

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	54% of not rated securities are NAIC 1 and 41% do not have a designation.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2024 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$258	$191	$46	$—	$7	$17	$125	$69	$104	$817	35%
AA	75	—	14	130	25	4	25	—	—	21	294	12%
A	10	—	17	18	156	118	65	—	—	264	648	28%
BBB	427	—	—	—	6	21	1	—	—	64	519	22%

Subtotal	512	258	222	194	187	150	108	125	69	453	2,278	97%
BB	—	—	—	—	—	5	1	—	—	1	7	0%
B	—	—	—	—	—	2	—	—	—	—	2	0%
CCC, CC, C	—	—	—	—	—	3	—	—	—	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	—	—	10	1	—	—	1	12	0%
Not Rated (b)	—	—	—	—	—	2	33	—	—	31	66	3%

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$485	$2,356	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate	Triple Net Lease	TruPS	Railcar	Aircraft	Secured Financing	Single Family Rental	Auto	Other	Total	% Total
1	$85	$240	$219	$191	$179	$127	$139	$121	$67	$391	$1,759	77%
2	416	—	—	—	6	21	1	—	—	64	508	22%

Subtotal	501	240	219	191	185	148	140	121	67	455	2,267	99%
3	—	—	—	—	—	4	2	—	—	1	7	1%
4	—	—	—	—	—	2	—	—	—	—	2	0%
5	—	—	—	—	—	3	—	—	—	1	4	0%
6	—	—	—	—	—	2	—	—	—	—	2	0%

Subtotal	—	—	—	—	—	11	2	—	—	2	15	1%
Total insurance companies	$501	$240	$219	$191	$185	$159	$142	$121	$67	$457	$2,282	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	25	25
Non-Insurance and Foreign Companies	11	18	3	3	2	3	—	4	2	3	49

Total	$512	$258	$222	$194	$187	$162	$142	$125	$69	$485	$2,356

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	57% of not rated securities are NAIC 1 and 38% do not have a designation.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 3/31/2025 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)
Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,254	88%	92%	97%
Fund Investments	99	7%	—	—
QOZ Fund - Development	27	2%	—	—
Office	17	1%	86%	100%
Marina	16	1%	—	—
Hospitality	11	1%	—	—
Land Development	5	0%	—	—

Total	$1,429	100%

Real Estate
Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$49	51%	$—
Marina	36	37%	—
Office Building	10	10%	—
Land	2	2%	—

Total	$97	100%	$—

Mortgage Loans
Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$605	73%	66%
Hospitality	121	15%	49%
Marina	52	6%	52%
Office	49	6%	98%

Total	$827	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 3/31/25
(c)	Collections for January - March

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2024 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)
Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,222	88%	92%	97%
Fund Investments	93	7%	—	—
QOZ Fund - Development	28	2%	—	—
Office	17	1%	91%	100%
Marina	16	1%	—	—
Hospitality	10	1%	—	—
Land Development	6	0%	—	—

Total	$1,392	100%

Real Estate
Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$96	100%	$—

Mortgage Loans
Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$568	72%	65%
Hospitality	122	15%	49%
Marina	52	7%	52%
Office	49	6%	98%

Total	$791	100%	64%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $2.3 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/24
(c)	Collections for October - December